QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 25, 2004
(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	11-15371 (Commission File Number)	95-6881527 (IRS Employer Identification Number)
1114 Avenue of the Americas, 27th Floor New York, New York (Address of Principal Executive Offices)		10036 (Zip Code)
(212) 930-9400 (Registrant's Telephone Number, Including Area Code)

ITEM 9.    Regulation FD Disclosure.

        On March 25, 2004, iStar Financial Inc. issued a preliminary offering memorandum including a capitalization table as set forth as an exhibit below.

ITEM 7.    Exhibits

  99.1
  Capitalization Table.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISTAR FINANCIAL INC.
Date: March 25, 2004	By:	/s/ JAY SUGARMAN Jay Sugarman Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Capitalization Table.

QuickLinks

SIGNATURES
EXHIBIT INDEX